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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest reported)   MAY 15, 2000


MACKENZIE INVESTMENT MANAGEMENT INC.
(Exact name of registrant as specified in its chapter)



     DELAWARE                        000-17994                  59-2522153
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation                    File Number)             Identification No.)


    700 SOUTH FEDERAL HIGHWAY, SUITE 300
    BOCA RATON, FL                                       33432
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code    (561) 393-8900

                        Not Applicable
------------------------------------------------------------------
(Former name or former address, if changed since last report)



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Item 7. Exhibits

The following exhibit is filed with this report:

Number          Description
------          -----------
  99.1          Press release dated May 15, 2000




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MACKENZIE INVESTMENT MANAGEMENT INC.
                                               (Registrant)
Date
     -----------------------       ---------------------------------------------
                                   Keith J. Carlson
                                   President and Chief Executive Officer







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                      MACKENZIE INVESTMENT MANAGEMENT INC.



                        -------------------------------
                                FINANCIAL REPORT
                        FOR THE FOURTH QUARTER AND YEAR
                              ENDED MARCH 31, 2000
                                 (U.S. DOLLARS)
                        -------------------------------





For additional information, contact (561) 393-8900
Keith J. Carlson, President and CEO
Beverly Yanowitch, Vice President and CFO

Pour obtenir la version francaise de ce document, veuillez ecrire a:
Mackenzie Investment Management Inc.
700 South Federal Highway
Boca Raton, FL 33432
U.S.A.